Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

(a)	Provision for Income Taxes

The income tax provision (recovery) differs from the amount that would be computed by applying the statutory income tax rates of 25.0% (2012 – 26.5%, 2011 – 28.0%) to income as a result of the following:

	September 30, 2011	September 30, 2012	September 30, 2013
Income (loss) before income taxes	$16,889	$(56,877)	$(35,252)
Computed tax expense (recovery) at statutory income tax rates	$4,729	$(15,072)	$(8,813)
Change in enacted tax rates	(31)	108	(3)
Book to filing adjustments and adjustment of prior year immaterial errors	1,180	(245)	(579)
Change in valuation allowance	—	1,980	10,166
Stock-based compensation	206	186	110
Rate difference on losses carried back	—	(532)	(702)
Permanent differences and other	226	220	101
Total income tax provision (recovery)	$6,310	$(13,355)	$280

The company recorded a valuation allowance against a portion of its Canadian and United Kingdom net deferred tax assets as at September 30, 2013 which amounted to $12,146. As at September 30, 2012, the Company had provided a valuation allowance against its United Kingdom deferred tax assets, which amounted to $1,980. In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. Due to cumulative pre-tax losses, realization is not considered more likely than not and the Company has not recorded the benefit of the majority of its deferred tax assets.

Note 12 - Income Taxes (continued)

(a)	Provision for Income Taxes (continued)

As at September 30, 2013, the Company has tax loss carry forwards in the amount of $21,365 (September 30, 2012- $9,826). The increase was a result of additional net operating losses for the year ended September 30, 2013. The net operating loss carry forwards related to Canadian operations, which are available to offset future taxable income, will begin to expire in 2033, if not utilized. The net operating loss carry forwards related to United Kingdom do not have an expiry date.

The Company’s tax positions for 2008 to present in Canada remain subject to examination by tax authorities. The Company’s tax position for the current and prior fiscal year in the United Kingdom remains subject to examination by tax authorities.

(b)	Deferred Income Taxes

The tax effects that give rise to significant portions of the deferred income tax assets and liabilities are presented below:

	September 30, 2012	September 30, 2013
Deferred income tax assets:
Current:
Accrued liability for class action settlements and other temporary differences	$3,919	$302
Expense to settle pre-existing relationships with third-party lenders	3,814	714
Loss on acquisition of lines of credit advances	—	2,275
Loan loss provision	4,450	2,813
Valuation allowance for current deferred tax assets	—	(6,104)
	$12,183	$—
Non-current:
Losses available to be carried forward	2,404	5,223
Property and equipment	1,782	1,919
Deferred lease inducements	200	112
Deferred revenue	1,032	1,032
Discount on senior secured notes	85	228
Valuation allowance for non-current deferred tax assets	(1,980)	(6,042)
	$3,523	$2,472
Deferred income tax liabilities:
Intangible assets and goodwill	$(5,711)	$(4,959)
Deferred financing costs and other	(220)	(447)
	$(5,931)	$(5,406)

Net deferred income taxes	$9,775	$(2,934)

Classified as:

	September 30, 2012	September 30, 2013
Current asset	$12,183	$—
Non-current asset	424	—
Current liability	—	—
Non-current liability	(2,832)	(2,934)
	9,775	(2,934)